Financial Instruments (Details Textual) - ILS (₪) ₪ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Statement Line Items [Line Items]
Interest rate, description	An increase/decrease of 1% in the interest rates at the reporting date would not have a material effect on profit and on capital.
Net fair value of these transactions is a liability	₪ 12	₪ 3
Description of functional currency risks	A change of 1% of the CPI as at December 31, 2018 would have effect of NIS 14 on total equity and net income. This analysis assumes that all other variables, in particular interest rates, remain constant. In addition, A change of 10% in the US$ exchange rate as at December 31, 2018 would have immaterial effect on total equity and net income.
Debentures	₪ 2,466
Transactions amount	75
Company [Member]
Statement Line Items [Line Items]
Debentures	₪ 2,467